Exhibit 4(a)
ENTERGY LOUISIANA, LLC
OFFICER’S CERTIFICATE
22-B-17
Establishing the Form and Certain Terms of the
Collateral Trust Mortgage Bonds, LCDA 2021A Series due 2030 and
Collateral Trust Mortgage Bonds, LCDA 2021B Series due 2036
The undersigned, Kevin J. Marino, an Authorized Officer of Entergy Louisiana, LLC, a Texas limited liability company (the “Company”) (all capitalized terms used herein which are not defined herein or in Exhibit A hereto but are defined in the Indenture referred to below, shall have the meanings specified in such Indenture), pursuant to the Sixteenth Supplemental Indenture dated as of April 1, 2021 and Sections 101, 104, 201, 301, 303(a), 303(e) and 1603(b)(i) of such Indenture, does hereby certify to THE BANK OF NEW YORK MELLON, as trustee (the “Trustee”) under the Mortgage and Deed of Trust of the Company dated as of November 1, 2015 (as amended and supplemented, the “Indenture”) as of March 23, 2021, that:
1.The Securities of the seventeenth series to be issued under the Indenture (the “2021A Bonds”) shall be issued in a series designated “Collateral Trust Mortgage Bonds, LCDA 2021A Series due 2030”; the 2021A Bonds shall be in substantially the form set forth in Exhibit A hereto; the 2021A Bonds shall initially be issued in the aggregate principal amount of $16,429,500; the Securities of the eighteenth series to be issued under the Indenture (the “2021B Bonds” and together with the 2021A Bonds, the “Bonds”) shall be issued in a series designated “Collateral Trust Mortgage Bonds, LCDA 2021B Series due 2036”; the 2021B Bonds shall be in substantially the form set forth in Exhibit B hereto; the 2021B Bonds shall initially be issued in the aggregate principal amount of $185,711,417;
2.The 2021A Bonds shall mature and the principal shall be due and payable on June 1, 2030; the 2021B Bonds shall mature and the principal shall be due and payable on April 1, 2036; and the Company shall not have any right to extend the Stated Maturity of the Bonds as contemplated by Section 301(d) of the Indenture;
3.The Bonds shall not bear interest;
4.The principal of the Bonds shall be payable at the office or agency of the Company in The City of New York; registration of transfers and exchanges in respect of the Bonds may be effected, and notices and demands to or upon the Company in respect of the Bonds may be served, at the office or agency of the Company in The City of New York; the Corporate Trust Office of the Trustee will initially be the agency of the Company for such payment, registration of transfers and exchanges and service of notices and demands, and the Company hereby appoints the Trustee as its agent for all such purposes; and the Trustee will initially be the Security Registrar and the Paying Agent for the Bonds; provided, however, that the Company reserves the right to change, by one or more Officer’s Certificates, any such office or agency and such agent;
5.The 2021A Bonds are subject to redemption as provided in the form thereof set forth in Exhibit A hereto; the 2021B Bonds are subject to redemption as provided in the form thereof set forth in Exhibit B hereto;

6.No service charge shall be made for the registration of transfer or exchange of the Bonds; provided, however, that the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with the exchange or transfer;
7.The Eligible Obligations with respect to the Bonds shall be Government Obligations;
8.The 2021A Bonds shall have such other terms and provisions as are provided in the form set forth in Exhibit A hereto; the 2021B Bonds shall have such other terms and provisions as are provided in the form set forth in Exhibit B hereto;
9.No Event of Default under the Indenture has occurred or is occurring;
10.The undersigned has read all of the covenants and conditions contained in the Indenture, and the definitions in the Indenture relating thereto, relating to the issuance, authentication and delivery of the Bonds and in respect of compliance with which this certificate is made;
11.The statements contained in this certificate are based upon the familiarity of the undersigned with the Indenture, the documents accompanying this certificate, and discussions by the undersigned with officers and employees of the Company familiar with the matters set forth herein;
12.In the opinion of the undersigned, the undersigned has made such examination or investigation as is necessary to enable the undersigned to express an informed opinion as to whether or not such covenants and conditions have been complied with; and
13.In the opinion of the undersigned, such conditions and covenants, and all conditions precedent provided for in the Indenture (including any covenants compliance with which constitutes a condition precedent) relating to the authentication and delivery of the Bonds requested in the accompanying Company Order have been complied with.
[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, I have executed this Officer’s Certificate as of the date set forth above.
By: /s/ Kevin Marino
Name:    Kevin Marino
    Title:    Assistant Treasurer

Exhibit A
[FORM OF BOND]
This Security is not transferable except to a successor trustee under the Trust Indenture (Series 2021A) dated as April 1, 2021 (hereinafter called the “LCDA Indenture”), between Louisiana Local Government Environmental Facilities and Community Development Authority (hereinafter called the “LCDA”) and The Bank of New York Mellon, as trustee (the “LCDA Trustee”), relating to the Louisiana Local Government Environmental Facilities and Community Development Authority Revenue Refunding Bonds (Entergy Louisiana, LLC Project) Series 2021A (the “LCDA Bonds”).

No. ___
MATURITY DATE: June 1, 2030    PRINCIPAL AMOUNT: ____________
ENTERGY LOUISIANA, LLC
COLLATERAL TRUST MORTGAGE BONDS, LCDA 2021A SERIES DUE 2030
ENTERGY LOUISIANA, LLC, a limited liability company duly organized and existing under the laws of the State of Texas (herein referred to as the “Company,” which term includes any successor Person under the Indenture referred to below), for value received, hereby promises to pay to
[Name of Registered Owner]
or registered assigns, the principal amount specified above on the Maturity Date set forth above without interest.
Payment of the principal of this Security shall be made upon presentation of this Security at the office or agency of the Company maintained for that purpose in The City of New York, in the State of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.
All terms used in this Security not otherwise defined herein which are defined in the Indenture shall have the meanings assigned to them in the Indenture and in the Officer’s Certificate establishing the terms of the Securities of this series (the “Series Officer’s Certificate”).
This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under a Mortgage and Deed of Trust dated as of November 1, 2015 (herein, together with any amendments or supplements thereto, including the Sixteenth Supplemental Indenture dated as of April 1, 2021 with respect to the Securities of this series, called the “Indenture”, which term shall have the meaning assigned to it in such instrument), between the Company and The Bank of New York Mellon, as trustee (herein called the “Trustee”, which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture, for a statement of the property mortgaged, pledged and held in trust, the nature and extent of the security, the conditions upon which the Lien of the Indenture may be released and to the Indenture and Series Officer’s Certificate creating the series designated on the face hereof, for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. The acceptance of this Security shall be deemed to constitute the consent and agreement by the Holder thereof to all of the terms and provisions of the Indenture. This Security is one of the series designated on the face hereof.
If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

This Security is not transferable except to a successor trustee under the LCDA Indenture, any such transfer to be made in the manner prescribed in the Indenture by the registered owner hereof in person, or by his duly authorized attorney, at the office or agency of the Company in the Borough of Manhattan, The City of New York, upon surrender and cancellation of this Security, together with a written instrument of transfer whenever required by the Company duly executed by the registered owner or by its duly authorized attorney, and thereupon a new fully registered Security of the same series will be issued to the transferee in exchange therefor as provided in the Indenture. The Company and the Trustee may deem and treat the person in whose name this Security is registered as the absolute owner hereof for the purpose of receiving payment and for all other purposes, and neither the Company nor the Trustee shall be affected by any notice to the contrary.

The Securities of this series have been issued in order to evidence the Company’s obligation to make certain payments under the Loan Agreement (Series 2021A) dated as of April 1, 2021 between the LCDA and the Company.

The obligation of the Company to make any payment of principal of the Securities of this series, whether at maturity, upon redemption or otherwise, shall be reduced by the amount of any reduction under the LCDA Indenture of the amount of the corresponding payment required to be made by the LCDA thereunder in respect of the principal of, or interest on, the LCDA Bonds, so that the aggregate principal amount of the Securities of this series held by the LCDA Trustee after such reduction is as close as possible to, but not less than, the sum of the aggregate principal amount of the LCDA Bonds then outstanding plus eight and one-half months of the annual interest on such LCDA Bonds.

The Trustee may conclusively presume that the obligation of the Company to pay the principal of the Securities of this series as the same shall become due and payable shall have been fully satisfied and discharged unless and until the Trustee shall have received a written notice (which may be a facsimile followed by a hard copy) from the LCDA Trustee, signed by its President, a Vice President or a Trust Officer, stating that the corresponding payment of principal of or interest on the LCDA Bonds has become due and payable and has not been fully paid and specifying the amount of funds required to make such payment.

In the event that the LCDA Bonds outstanding under the LCDA Indenture shall become immediately due and payable pursuant to Section 10.2 of the LCDA Indenture, upon the occurrence of an Event of Default under Section 10.1 (a), (b) or (e) of the LCDA Indenture, all bonds of the Securities of this series, then outstanding, shall be redeemed by the Company, on the date such LCDA Bonds shall have become immediately due and payable, at a redemption price of 100% of the principal amount thereof. In the event that any LCDA Bonds are to be redeemed pursuant to Article III of the LCDA Indenture, Securities of this series, in a principal amount equal, as nearly as practicable, to the sum of (i) the principal amount of such LCDA Bonds being redeemed, and (ii) eight and one-half months of the annual interest due on such LCDA Bonds being redeemed shall be redeemed by the Company, on the date fixed for redemption of such LCDA Bonds, at a redemption price of 100% of the principal amount thereof.

The Trustee may conclusively presume that no redemption of the Securities of this series is required pursuant to the preceding paragraph unless and until the Trustee shall have received a written notice (which may be a facsimile followed by a hard copy) from the LCDA Trustee, signed by its President, a Vice President or a Trust Officer, stating that, as the case may be, the LCDA Bonds have become immediately due and payable pursuant to Section 10.2 of the LCDA Indenture, upon the occurrence of an Event of Default under Section 10.1 (a), (b) or (e) of the LCDA Indenture, or that the LCDA Bonds (or any portion thereof) are to be redeemed pursuant to Article III of the LCDA Indenture and specifying the date fixed for the redemption and the principal amount thereof. Said notice shall also contain a waiver of notice of such redemption by the LCDA Trustee, as the holder of all the Securities of this series then outstanding. As a condition to any redemption pursuant to the preceding paragraph, the LCDA Trustee is required to present the Securities of this series to the Trustee for payment.

The Company hereby waives its right to have any notice of any redemption pursuant to the preceding paragraph state that such notice is subject to the receipt of the redemption moneys by the Trustee before the date fixed for redemption. Any such notice shall not be conditional.

The Securities of this series are issuable only in registered form without coupons in denominations of $1,000 and integral multiples of $1,000 in excess thereof.

The Indenture contains provisions for defeasance at any time of the entire indebtedness of this Security upon compliance with certain conditions set forth in the Indenture.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of this series at any time by the Company and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Securities of all series at the time Outstanding to be directly affected thereby. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of a majority in aggregate principal amount of the Securities of all series at the time Outstanding in respect of which an Event of Default shall have occurred and be continuing shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as the Trustee and offered the Trustee indemnity satisfactory to it, the Trustee shall not have received from the Holders of a majority in aggregate principal amount of Securities of all series at the time Outstanding in respect of which an Event of Default shall have occurred and be continuing a direction inconsistent with such request, and the Trustee shall have failed to institute any such proceeding for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of this Security at the times, place and rate, and in the coin or currency, herein prescribed.

This Security shall be governed by and construed in accordance with the laws of the State of New York (including without limitation Section 5-1401 of the New York General Obligations Law or any successor to such statute), except to the extent that the Trust Indenture Act shall be applicable.

As provided in the Indenture, no recourse shall be had for the payment of the principal of or premium, if any, or interest on any Securities, or any part thereof, or for any claim based thereon or otherwise in respect thereof, or of the indebtedness represented thereby, or upon any obligation, covenant or agreement under the Indenture, against, and no personal liability whatsoever shall attach to, or be incurred by, any incorporator, shareholder, member, limited partner, officer, manager or director, as such, past, present or future of the Company or of any predecessor or successor of the Company (either directly or through the Company or a predecessor or successor of the Company), whether by virtue of any constitutional provision, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly agreed and understood that the Indenture and all the Securities are solely corporate obligations and that any such personal liability is hereby expressly waived and released as a condition of, and as part of the consideration for, the execution of the Indenture and the issuance of the Securities.

Unless the certificate of authentication hereon has been executed by the Trustee referred to herein by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

                        ENTERGY LOUISIANA, LLC
By:_______________________________________
                         Name:
Title:

[FORM OF CERTIFICATE OF AUTHENTICATION]
CERTIFICATE OF AUTHENTICATION
This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.
Dated:

                        THE BANK OF NEW YORK MELLON, as Trustee
By:_______________________________________
Authorized Signatory

Exhibit B
[FORM OF BOND]
This Security is not transferable except to a successor trustee under the Trust Indenture (Series 2021B) dated as April 1, 2021 (hereinafter called the “LCDA Indenture”), between Louisiana Local Government Environmental Facilities and Community Development Authority (hereinafter called the “LCDA”) and The Bank of New York Mellon, as trustee (the “LCDA Trustee”), relating to the Louisiana Local Government Environmental Facilities and Community DevelopmentAuthority Revenue Refunding Bonds (Entergy Louisiana, LLC Project) Series 2021B (the “LCDA Bonds”).

No. ___
MATURITY DATE: April 1, 2036    PRINCIPAL AMOUNT: ____________
ENTERGY LOUISIANA, LLC
COLLATERAL TRUST MORTGAGE BONDS, LCDA 2021B SERIES DUE 2036
ENTERGY LOUISIANA, LLC, a limited liability company duly organized and existing under the laws of the State of Texas (herein referred to as the “Company,” which term includes any successor Person under the Indenture referred to below), for value received, hereby promises to pay to
[Name of Registered Owner]
or registered assigns, the principal amount specified above on the Maturity Date set forth above without interest.
Payment of the principal of this Security shall be made upon presentation of this Security at the office or agency of the Company maintained for that purpose in The City of New York, in the State of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.
All terms used in this Security not otherwise defined herein which are defined in the Indenture shall have the meanings assigned to them in the Indenture and in the Officer’s Certificate establishing the terms of the Securities of this series (the “Series Officer’s Certificate”).
This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under a Mortgage and Deed of Trust dated as of November 1, 2015 (herein, together with any amendments or supplements thereto, including the Sixteenth Supplemental Indenture dated as of April 1, 2021 with respect to the Securities of this series, called the “Indenture”, which term shall have the meaning assigned to it in such instrument), between the Company and The Bank of New York Mellon, as trustee (herein called the “Trustee”, which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture, for a statement of the property mortgaged, pledged and held in trust, the nature and extent of the security, the conditions upon which the Lien of the Indenture may be released and to the Indenture and Series Officer’s Certificate creating the series designated on the face hereof, for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. The acceptance of this Security shall be deemed to constitute the consent and agreement by the Holder thereof to all of the terms and provisions of the Indenture. This Security is one of the series designated on the face hereof.
If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

This Security is not transferable except to a successor trustee under the LCDA Indenture, any such transfer to be made in the manner prescribed in the Indenture by the registered owner hereof in person, or by his duly authorized attorney, at the office or agency of the Company in the Borough of Manhattan, The City of New York, upon surrender and cancellation of this Security, together with a written instrument of transfer whenever required by the Company duly executed by the registered owner or by its duly authorized attorney, and thereupon a new fully registered Security of the same series will be issued to the transferee in exchange therefor as provided in the Indenture. The Company and the Trustee may deem and treat the person in whose name this Security is registered as the absolute owner hereof for the purpose of receiving payment and for all other purposes, and neither the Company nor the Trustee shall be affected by any notice to the contrary.

The Securities of this series have been issued in order to evidence the Company’s obligation to make certain payments under the Loan Agreement (Series 2021B) dated as of April 1, 2021 between the LCDA and the Company.

The obligation of the Company to make any payment of principal of the Securities of this series, whether at maturity, upon redemption or otherwise, shall be reduced by the amount of any reduction under the LCDA Indenture of the amount of the corresponding payment required to be made by the LCDA thereunder in respect of the principal of, or interest on, the LCDA Bonds, so that the aggregate principal amount of the Securities of this series held by the LCDA Trustee after such reduction is as close as possible to, but not less than, the sum of the aggregate principal amount of the LCDA Bonds then outstanding plus eight and one-half months of the annual interest on such LCDA Bonds.

The Trustee may conclusively presume that the obligation of the Company to pay the principal of the Securities of this series as the same shall become due and payable shall have been fully satisfied and discharged unless and until the Trustee shall have received a written notice (which may be a facsimile followed by a hard copy) from the LCDA Trustee, signed by its President, a Vice President or a Trust Officer, stating that the corresponding payment of principal of or interest on the LCDA Bonds has become due and payable and has not been fully paid and specifying the amount of funds required to make such payment.

In the event that the LCDA Bonds outstanding under the LCDA Indenture shall become immediately due and payable pursuant to Section 10.2 of the LCDA Indenture, upon the occurrence of an Event of Default under Section 10.1 (a), (b) or (e) of the LCDA Indenture, all bonds of the Securities of this series, then outstanding, shall be redeemed by the Company, on the date such LCDA Bonds shall have become immediately due and payable, at a redemption price of 100% of the principal amount thereof. In the event that any LCDA Bonds are to be redeemed pursuant to Article III of the LCDA Indenture, Securities of this series, in a principal amount equal, as nearly as practicable, to the sum of (i) the principal amount of such LCDA Bonds being redeemed, and (ii) eight and one-half months of the annual interest due on such LCDA Bonds being redeemed shall be redeemed by the Company, on the date fixed for redemption of such LCDA Bonds, at a redemption price of 100% of the principal amount thereof.

The Trustee may conclusively presume that no redemption of the Securities of this series is required pursuant to the preceding paragraph unless and until the Trustee shall have received a written notice (which may be a facsimile followed by a hard copy) from the LCDA Trustee, signed by its President, a Vice President or a Trust Officer, stating that, as the case may be, the LCDA Bonds have become immediately due and payable pursuant to Section 10.2 of the LCDA Indenture, upon the occurrence of an Event of Default under Section 10.1 (a), (b) or (e) of the LCDA Indenture, or that the LCDA Bonds (or any portion thereof) are to be redeemed pursuant to Article III of the LCDA Indenture and specifying the date fixed for the redemption and the principal amount thereof. Said notice shall also contain a waiver of notice of such redemption by the LCDA Trustee, as the holder of all the Securities of this series then outstanding. As a condition to any redemption pursuant to the preceding paragraph, the LCDA Trustee is required to present the Securities of this series to the Trustee for payment.

The Company hereby waives its right to have any notice of any redemption pursuant to the preceding paragraph state that such notice is subject to the receipt of the redemption moneys by the Trustee before the date fixed for redemption. Any such notice shall not be conditional.

The Securities of this series are issuable only in registered form without coupons in denominations of $1,000 and integral multiples of $1,000 in excess thereof.

The Indenture contains provisions for defeasance at any time of the entire indebtedness of this Security upon compliance with certain conditions set forth in the Indenture.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of this series at any time by the Company and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Securities of all series at the time Outstanding to be directly affected thereby. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of a majority in aggregate principal amount of the Securities of all series at the time Outstanding in respect of which an Event of Default shall have occurred and be continuing shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as the Trustee and offered the Trustee indemnity satisfactory to it, the Trustee shall not have received from the Holders of a majority in aggregate principal amount of Securities of all series at the time Outstanding in respect of which an Event of Default shall have occurred and be continuing a direction inconsistent with such request, and the Trustee shall have failed to institute any such proceeding for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of this Security at the times, place and rate, and in the coin or currency, herein prescribed.

This Security shall be governed by and construed in accordance with the laws of the State of New York (including without limitation Section 5-1401 of the New York General Obligations Law or any successor to such statute), except to the extent that the Trust Indenture Act shall be applicable.

As provided in the Indenture, no recourse shall be had for the payment of the principal of or premium, if any, or interest on any Securities, or any part thereof, or for any claim based thereon or otherwise in respect thereof, or of the indebtedness represented thereby, or upon any obligation, covenant or agreement under the Indenture, against, and no personal liability whatsoever shall attach to, or be incurred by, any incorporator, shareholder, member, limited partner, officer, manager or director, as such, past, present or future of the Company or of any predecessor or successor of the Company (either directly or through the Company or a predecessor or successor of the Company), whether by virtue of any constitutional provision, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly agreed and understood that the Indenture and all the Securities are solely corporate obligations and that any such personal liability is hereby expressly waived and released as a condition of, and as part of the consideration for, the execution of the Indenture and the issuance of the Securities.

Unless the certificate of authentication hereon has been executed by the Trustee referred to herein by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

                        ENTERGY LOUISIANA, LLC
By:_______________________________________
                         Name:
Title:

[FORM OF CERTIFICATE OF AUTHENTICATION]
CERTIFICATE OF AUTHENTICATION
This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.
Dated:

                        THE BANK OF NEW YORK MELLON, as Trustee
By:_______________________________________
Authorized Signatory

B-5